Exhibit 10.1

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

BAKBONE SOFTWARE INCORPORATED

WARRANT TO PURCHASE 4,425,126 SHARES

OF COMMON STOCK

THIS CERTIFIES THAT, for value received, SUN MICROSYSTEMS, INC. (“Sun”) and its assigns are entitled to subscribe for and purchase up to 4,425,126 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the “Shares”) of BakBone Software Incorporated, a Canadian corporation (the “Company”), at the price of $1.78 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term “Common Stock” shall mean the Company’s Common Stock, no par value, or any stock into or for which such Common Stock may hereafter be converted or exchanged prior to or concurrent with the exercise of this Warrant. As used herein, (a) the term “Date of Grant” shall mean April 18, 2007, and (b) the term “Other Warrants” shall mean any warrant issued upon transfer or partial exercise of this Warrant or issued in respect of this Warrant pursuant to Section 4 hereof. The term “Warrant” as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

This Warrant is being issued pursuant to a Technology Development and License Agreement dated as of December 18, 2006 (the “TDLA”) between Sun and BakBone Software, Inc., a California corporation and a wholly owned subsidiary of the Company (the “Subsidiary”). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the TDLA.

1. Exercisability.

(a) Vesting of Shares. The number of Shares of Common Stock issuable pursuant to this Warrant shall be dependent on the achievement of certain milestones as set forth below and subject to adjustment pursuant to Section 4 hereof. A portion of the Shares shall become exercisable on the Initial Vesting Date (as defined below) and the remaining Shares shall vest as follows:

(i) The Initial Vesting Date. 20% of the total number of Shares shall become exercisable on the Initial Vesting Date.

(ii) Second Vesting Date. 26-2/3% of the total number of Shares shall become exercisable on the Second Vesting Date (as defined below), provided that the cumulative License Fees payable under the TDLA for all periods through the first anniversary of the Initial Vesting Date are at least $5,000,000.

(iii) Third Vesting Date. 26-2/3% of the total number of Shares shall become exercisable on the Third Vesting Date (as defined below), provided that the cumulative License Fees payable under the TDLA for all periods through the second anniversary of the Initial Vesting Date are at least $10,000,000.

(iv) Fourth Vesting Date. 26-2/3% of the total number of Shares (with any remaining fractions rounded up) shall become exercisable on the Fourth Vesting Date (as defined below), provided that the cumulative License Fees payable under the TDLA for all periods through the third anniversary of the Initial Vesting Date are at least $15,000,000.

(b) Acceleration of Vesting. In the event of a Change of Control, 25% of all then unvested Shares shall become immediately exercisable. In the event Sun terminates the TDLA due to a material breach by the Subsidiary that is not cured as provided in Section 9.2 of the TDLA, all then unvested Shares shall become immediately exercisable.

(c) Definitions.

(i) A “Change of Control” of the Company shall mean each and all of the following occurrences:

(1) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent company) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity, or its parent company, outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(2) The stockholders of the Subsidiary approve a merger or consolidation of the Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent company) more than fifty percent (50%) of the total voting power represented by the voting securities of the Subsidiary or such surviving entity, or its parent company, outstanding immediately after such merger or consolidation, or the stockholders of the Subsidiary approve a plan of complete liquidation of the Subsidiary or an agreement for the sale or disposition by the Company or the Subsidiary of all or substantially all the Subsidiary’s assets or capital stock.

(3) The acquisition by any person as the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities.

(4) The acquisition by any person (other than the Company or any direct or indirect subsidiary of the Company) as the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Subsidiary representing fifty percent (50%) or more of the total voting power represented by the Subsidiary’s then outstanding voting securities.

(5) A change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are “Incumbent Directors.” “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(ii) The “Fourth Vesting Date” shall be the date that Sun receives an undisputed invoice under Section 7.1 of the TDLA with respect to the Royalty and Support Fees Report for the quarter ending on the third anniversary of the Initial Vesting Date.

(iii) The “Initial Vesting Date” shall mean the last day of the calendar quarter during which Sun notifies the Subsidiary of the General Availability of the Base Technology.

(iv) “License Fees” shall mean the amounts owed to the Subsidiary by Sun under the TLDA.

(v) The “Second Vesting Date” shall be the date that Sun receives an undisputed invoice under Section 7.1 of the TDLA with respect to the Royalty and Support Fees Report for the quarter ending on the first anniversary of the Initial Vesting Date.

(vi) The “Third Vesting Date” shall be the date that Sun receives an undisputed invoice under Section 7.1 of the TDLA with respect to the Royalty and Support Fees Report for the quarter ending on the second anniversary of the Initial Vesting Date.

(d) Exercise Period. As to each portion hereof that vests in accordance with Section 1(a) above, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date of vesting and ending on the date that is ten years after the Date of Grant.

2. Exercise of Warrant.

(a) Method of Exercise; Payment. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a “Wire Transfer”) of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company’s securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (c) exercise of the “net issuance” right provided for in Section 2(b) hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

(b) Right to Convert Warrant into Stock; Net Issuance.

(i) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into shares of Common Stock as provided in this Section 2(b) in connection with or following a Change of Control that occurs during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X =	B - A
Y

Where:	X	=	the number of shares of Common Stock that may be issued to the holder

Y	=	the fair market value of one share of Common Stock

A	=	the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

B	=	the aggregate fair market value of the specified number of converted Warrant Shares (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Shares)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

(ii) Method of Exercise. The Conversion Right may be exercised by the holder in connection with or following a Change of Control by the surrender of this Warrant at the principal office of the Company together with a written statement in the form of Exhibit A-3 hereto specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2(b)(i) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon the closing of such Change of Control (the “Conversion Date”). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder as soon as practicable, but in no event later than 30 days following the Conversion Date.

(iii) Determination of Fair Market Value. For purposes of this Section 2(b), “fair market value” of a share of Common Stock as of a particular date (the Determination Date”) shall mean:

(1) The average of the closing bid and asked prices of the Common Stock quoted Toronto Stock Exchange or in the Over-the-Counter Market Summary or the closing price quoted on the Nasdaq Stock Market or any other exchange on which the Common Stock is listed, whichever is applicable, for the ten trading days prior to the date of determination of fair market value.

(2) If the Common Stock is not traded Over-the-Counter or on the Nasdaq Stock Market, Toronto Stock Exchange or any other exchange, fair market value of the Common Stock per share shall be the highest price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares of Common Stock as such price shall be agreed by the parties hereto, or if agreement cannot be reached within five business days of delivery of the notice pursuant to Section 2(b)(ii) hereof, as shall be determined by a panel of appraisers. One appraiser shall be selected by the Holder, one appraiser shall be chosen by the Company and the third appraiser shall be chosen by the first two appraisers. If the appraisers cannot reach agreement as to the fair market value on the foregoing basis on or before the 30th day following the Holder’s notice of election pursuant to this Section 2(b), then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall be the fair market value of a share of Warrant Stock. In the event that the Company fails to choose an appraiser or the three appraisers fail to deliver an appraisal on or before the 30th day after such notice, the appraisal of the appraiser selected by the Holder shall control and shall be fair market value for the purposes of this Warrant. The cost of the appraiser selected by each party shall be borne by that party and the cost of the third appraiser shall be borne one-half by each party. In the event that the Company does not select an appraiser or three appraisals are not received on or before the 30th day after such notice of election, the Company shall pay one-half the cost of the Holder’s appraiser. Appraisers selected under this Section 2(b)(iii)(2) must be unaffiliated with the Holder and the Company and must have reasonable professional qualifications for the appraisal.

(c) Exercise Prior to Expiration. If this Warrant is not previously exercised with respect to all Shares that have become exercisable pursuant to Section 1(c), the Company shall give notice to the Holder not less than 150 days or more than 210 days prior to the expiration of this Warrant. To the extent any portion of this Warrant which is exercisable is not previously exercised as to all of the vested Shares subject hereto, and if the Company fails to provide the notice required by the previous sentence, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, the exercisable portion of this Warrant then expiring shall be deemed automatically exercised pursuant to Section 2(b) above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Common Stock upon such expiration shall be determined pursuant to Section 2(b)(iii). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2(c), the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

3. Covenants as to Shares. The Company covenants that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that the Company will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, use its best efforts to list and keep listed on such exchange or quotation system, upon official notice of issuance, all shares of such capital stock.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company (each, a “Reorganization”), the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the exercisable but unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision or and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock, including a distribution of shares of any subsidiary of the Company (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

(d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

5. Notice of Certain Events.

(a) Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed to the holder of this Warrant at such holder’s last known address.

(b) In the event of:

(i) any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend, distribution, or other right,

(ii) an underwritten registered public offering subject to the Holder’s rights as set forth in Section 1.2 of Exhibit C (a “Public Offering”), or

(iii) a Reorganization;

then and in each such event the Company will mail to the Holder hereof a notice (i) specifying, if known, the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating, if known, the amount and character of such dividend, distribution or right, (ii) specifying the date on which the Public Offering is anticipated to close, if known, or (iii) specifying the anticipated date on which any Reorganization is to close, and, if known, the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable on such Reorganization. The Company shall give such notice to the Holder at least twenty business days prior to the record date or closing date specified therein, as the case may be.

6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock (as determined under Section 2(b) above) on the date of exercise.

7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

(a) Representations of Holder. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(i) The holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Securities Act.

(ii) The holder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(iii) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

(iv) The holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Securities Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than 15 days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in this Warrant (or the Shares obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders: provided, that the filing by the Company of any such materials on the EDGAR system of the SEC shall be deemed to satisfy the Company’s obligation to deliver such material to the holder of this Warrant.

9. Registration Rights. The holder of this Warrant shall be entitled to the rights set forth on Exhibit C attached hereto (the “Rights Addendum”). In the event (a) the Company determines to register the sale of additional shares of its Common Stock under the securities laws of Canada or any province or territory of Canada, or (b) the Company’s Common Stock is re-listed and trading in its Common Stock re-commences on the Toronto Stock Exchange, Holder shall be entitled to receive substantially similar registration rights to those granted under the Rights Addendum to such registration in Canada to the extent necessary to provide Holder with liquidity on the Toronto Stock Exchange Similar to that provided by the Rights Addendum in the United States, pursuant to the securities laws or regulations of Canada and such province or territory of Canada, and Holder and the Company agree to negotiate in good faith with respect to the terms thereof.

10. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s articles of incorporation or bylaws (collectively, the “Charter Documents”), do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state, local or foreign government authority or agency or other person, except for the filing of notices pursuant to federal or state securities laws, which filings will be effected by the time required thereby;

(d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

(e) True and correct copies of the Charter Documents as in effect on the date hereof are attached hereto as Exhibit B.

(f) All shares of Series A convertible preferred stock are convertible into Common Stock on a 1-to-1 basis. The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully-diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants) is equal to 88,502,529 shares, 64,542,358 of which are Common Stock, 5,567,171 of which are options to purchase Common Stock, 18,000,000 of which are Series A convertible preferred stock, 300,000 of which are restricted stock units, 13,000 of which are shares of Common Stock held by Employee Benefit Trust and 80,000 of which are warrants to purchase Common Stock.

11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by reputable overnight courier service, certified or registered mail, postage prepaid with return receipt requested, to the initial holder at the address set forth below, to any subsequent holder at its address as shown on the books of the Company or to the Company at the address set forth below.

If to the initial holder:

Sun Microsystems, Inc.

Attn: Business Affairs

Program Coordinator

16 Network Circle UMPK16-226

Menlo Park, CA 94025

investment_admin@sun.com

with a cc to:

Sun Microsystems, Inc.

10 Network Circle

Menlo Park, CA 94025

Attention: General Counsel

If to the Company:

BakBone Software Incorporated

Attn: Legal Department

Manager Intellectual Property & Contracts

9540 Towne Centre Drive, Suite 100

San Diego, CA 92121

Each of the foregoing parties shall be entitled to specify a different address by giving five days’ advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

14. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

15. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

16. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

17. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

18. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

19. No Impairment of Rights. The Company will not, by amendment of its Charter Documents or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

20. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

21. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

[Remainder of page intentionally left blank]

22. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

BAKBONE SOFTWARE INCORPORATED

By:
Title:

EXHIBIT A-1

NOTICE OF EXERCISE

To: BakBone Software Incorporated (the “Company”)

1. The undersigned hereby elects to purchase                      shares of Common Stock of the Company pursuant to the terms of the attached Warrant.

2. The undersigned elects to exercise the attached Warrant by means of a cash payment and tenders herewith payment of the purchase price of such shares in full. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws. The undersigned represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

Name of Holder

Signature of Authorized Signatory

Name and Title of Signatory

Date:

EXHIBIT A-2

NOTICE OF EXERCISE

To: BakBone Software Incorporated (the “Company”)

1. Contingent upon and effective immediately prior to the closing (the “Closing”) of the Company’s public offering contemplated by the Registration Statement on Form S-    , filed,                 , 200    , the undersigned hereby elects to purchase                      shares of Common Stock of the Company pursuant to the terms of the attached Warrant:

2. The undersigned elects to exercise the attached Warrant by means of a cash payment. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $                     or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws. The undersigned represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below and deliver to the custodian for the selling shareholders:

(Name)

(Address)

Name of Holder

Signature of Authorized Signatory

Name and Title of Signatory

Date:

EXHIBIT A-3

NOTICE OF EXERCISE

To: BakBone Software Incorporated (the “Company”)

1. Contingent upon and effective upon the closing of a Change in Control that occurs during the term of the attached Warrant, the undersigned hereby elects to purchase                      shares of Common Stock of the Company pursuant to the terms of the attached Warrant.

2. The undersigned elects to exercise the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, by means of a cashless exercise, such that payment shall take the form of the cancellation of such number of shares of Common Stock of the Company as is necessary, in accordance with the formula set forth in subsection 2(b), to exercise this Warrant with respect to the above number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in subsection 2(b).

3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

Name of Holder

Signature of Authorized Signatory

Name and Title of Signatory

Date:

EXHIBIT B

CHARTER DOCUMENTS

[WILL FOLLOW SEPARATELY]

EXHIBIT C

ADDITIONAL RIGHTS

SECTION 1. Registration Rights

1.1 Certain Definitions

As used in this Exhibit C, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” shall mean the Holder and any person holding or having the right to acquire Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.12 hereof.

“Initial Public Offering” shall mean the firm commitment underwritten first public offering of Common Stock by the Company to the public following the date hereof pursuant to a registration statement (other than Form S-8 or S-4 or successors to such forms) filed with, and declared effective by, the Commission under the Securities Act.

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Warrant Stock or other securities issued or issuable with respect to the Warrant Stock upon any stock split, stock dividend or other distribution, recapitalization or similar event, or any Common Stock otherwise issued or issuable with respect to the Warrant Stock; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed $50,000 of a single special counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” shall mean Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

“Warrant” shall mean the Warrant to purchase the Common Stock of the Company to which this Exhibit C is attached.

“Warrant Stock” shall mean the Common Stock issued or issuable upon exercise of the Warrant.

1.2 Company Registration

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (x) a registration relating solely to employee benefit plans or (y) a registration relating solely to a Commission Rule 145 transaction, the Company will:

(i) promptly give to each Holder written notice thereof, and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities that have been acquired upon exercise of the Warrant or that are then exercisable under the Warrant specified in a written request or requests made within 15 days after receipt of such written notice from the Company by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 1.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting, to the extent requested, to the extent provided herein. The Holder shall (together with the Company and the other holders distributing their securities through such underwriting (the “Other Participating Holders”)) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) requested to be registered pursuant to registration rights granted to the Holder and the Other Participating Holders by the Company; provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below 25% of the shares included in the registration, except for a registration relating to the Company’s Initial Public Offering from which all Registrable Securities may be excluded. If the Holder or any Other Participating Holder disapproves of the terms of any such underwriting, it, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

1.3 Resale Registration Rights.

(a) In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, for an offering to be made on a delayed or continuous basis pursuant to Rule 415, and the Company is eligible to register such Registrable Securities on Form S-3, the Company will:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(ii) as soon as reasonably practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders, joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.3(a):

(A) if the Company is not eligible to register the Registrable Securities on Form S-3 or Form S-3 is not otherwise available for such offering by the Holders;

(B) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

(C) during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to a public offering; provided that the Company makes reasonable good efforts to cause such registration statement to become effective;

(D) if within 15 days of receipt of a written request from a Holder or Holders pursuant to Section 1.3(a), the Company gives notice to the Holders of the Company’s intention to make a public offering within 60 days; or

(E) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request under this Section 1.3(a)(ii)(E), Section 1.3(b)(ii)(G) or Section 1.4(c)(vi) (the “Delay Provisions”) shall be exercised by the Company not more than once in any 12-month period.

(b) In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, for an offering to be made on a delayed or continuous basis pursuant to Rule 415, and the Company is not eligible to register such Registrable Securities on Form S-3, the Company will:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(ii) as soon as reasonably practicable, effect such registration on Form S-1 and effect all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders, joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.3(b):

(A) for any Registrable Securities that are not fully vested and then-issuable pursuant to the Warrant;

(B) prior to the date that the Company has filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2007;

(C) if such Registrable Securities may be sold by the Holders pursuant to Rule 144(k), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected Holders;

(D) if the Holders of such Registrable Securities do not intend to sell or distribute such Registrable Securities within 90 days of the effectiveness of such registration statement pursuant to such registration statement;

(E) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

(F) during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to a public offering; provided that the Company makes reasonable good efforts to cause such registration statement to become effective;

(G) if within 15 days of receipt of a written request from a Holder or Holders pursuant to Section 1.3(a), the Company gives notice to the Holders of the Company’s intention to make a public offering within 60 days; or

(H) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-1 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-1 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request under any of the Delay Provisions shall be exercised by the Company not more than once in any 12-month period.

(c) The Company shall be required to keep a registration statement on Form S-3 effected pursuant to Section 1.3(a) effective until such date that is the earlier of one year from the date of effectiveness of such registration statement or the date when all of the Registrable Securities registered thereunder shall have been publicly sold by the Holders. The Company shall be required to keep a registration statement on Form S-1 effected pursuant to Section 1.3(b) effective until such date that is the earlier of three months from the date of effectiveness of such registration statement or the date when all of the Registrable Securities registered thereunder shall have been publicly sold by the Holders; provided, however, that the Company shall be permitted to withdraw the Registrable Securities and re-register the registration statement on Form S-3 at such time as such form becomes available to the Company, in which case the Company shall be required to keep such registration statement on Form S-3 effective until such date that is the earlier of one year from the date of effectiveness of such registration statement or the date when all of the Registrable Securities registered thereunder shall have been publicly sold by the Holders.

(d) Subject to the foregoing, the Company shall file a Form S-1 or Form S-3 registration statement, as applicable, covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.3 shall not be counted as registrations effected pursuant to Sections 1.2 or 1.4, respectively.

1.4 Demand Registration

(a) If at any time after the Fourth Vesting Date (as such term is defined in the Warrant) the Company shall receive from the Holders holding or having the right to acquire a majority of the Registrable Securities held by the Holders and their permitted assigns (the “Initiating Holders”) a written request that the Company file a registration statement under the Securities Act covering the registration of such Registrable Securities, the Company will, within 15 days of the receipt thereof, (i) give written notice of such request to all Holders, and (ii) use its reasonable best efforts to effect, as soon as reasonably practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders, joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4, and the Company shall include such information in the written notice referred to in Section 1.4(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 1.4:

(i) for any Registrable Securities that are not fully vested and then-issuable pursuant to the Warrant;

(ii) if the registration does not cover at least 20% of the Registrable Securities, or if the anticipated aggregate offering price, net of underwriting discounts and commissions, would not exceed $5,000,000;

(iii) after the Company has effected two registrations pursuant to Section 1.2, Section 1.3 or Section 1.4, and such registrations have been declared or ordered effective;

(iv) during the period starting with the date of filing of, and ending on the date 90 days following the effective date of the registration statement pertaining to a public offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(v) if within 15 days of receipt of a written request from Initiating Holders pursuant to Section 1.4(a), the Company gives notice to the Holders of the Company’s intention to make a public offering within 60 days; or

(vi) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.4, a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided that such right to delay a request under any of the Delay Provisions shall be exercised by the Company not more than once in any 12-month period.

1.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 or any registration under Section 1.3 or Section 1.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

1.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Exhibit C, the Company will:

(a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed, but in no event longer than 90 days.

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders participating in such registration and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or other trading market on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to the terms of this Exhibit C, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Exhibit C, if such securities arc being sold through underwriters, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

1.7 Indemnification

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit C, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any litigation or in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of the Securities Act or the Exchange Act or any state securities law, or of any rule or regulation promulgated under any of the foregoing applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other actual out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such matter if the settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein, in light of the circumstances in which they were made, or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal and any other actual out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any matter if the settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the maximum liability of each selling Holder under this Section 1.7(b) shall be equal to the net proceeds to such selling Holder as a result of such registration and offering.

(c) Each party entitled to indemnification under this Section 1.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Parry, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid of payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that, in no event shall any contribution by a Holder under this Section 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.8 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Exhibit C.

1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Common Stock to the public without registration, after the Company files with the Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 2007, the Company agrees to use its best efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements), and (c) so long as the Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

1.10 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the Registrable Securities held by the Holders and then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) include such securities in any registration filed under this Exhibit C, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) make a demand registration to the Company.

1.11 Transfer of Registration Rights. The rights to cause the Company to register securities granted to the Holder under this Exhibit C may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder (together with any affiliate); provided, however, that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee agrees to be bound by the terms and conditions of this Exhibit C.

1.12 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.2, 1.3 and 1.4 shall terminate with respect to such Holder on the earlier of (a) the tenth anniversary of the Grant Date of the Warrant, (b) the later of (x) the one year anniversary of a Change of Control and (y) the one year anniversary of the Fourth Vesting Date, and (c) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holders’ securities during a three (3)-month period without registration.